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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 13, 2003
               (Date of Earliest Event Reported: August 13, 2003)


                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)

            Delaware                               1-14365                       76-0568816
 (State or other jurisdiction of              (Commission File                (I.R.S. Employer
  incorporation or organization)                   Number)                   Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 420-2600


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ITEM 7.     FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS


            (c)  Exhibits.

            EXHIBIT
            NUMBER             DESCRIPTION
            -------            -----------

            99.1               Press Release dated August 13, 2003.



ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         On August 13, 2003, we announced our earnings results for the second quarter of 2003. A copy of our press release is attached as Exhibit 99.1. The attached Exhibit is not filed, but is furnished to comply with Item 12 of Form 8-K.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        EL PASO CORPORATION



                                        By: /s/ Jeffrey I. Beason
                                           -------------------------------------
                                           Jeffrey I. Beason
                                           Senior Vice President
                                           and Controller
                                           (Principal Accounting Officer)


Dated: August 13, 2003



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------

99.1                      Press Release dated August 13, 2003.